                                 Sefton Funds
           ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                            [GRAPHIC APPEARS HERE]

CONTENTS

[LOGO OF SEFTON FUNDS APPEARS HERE]

Chairman's Message....................................................1
Sefton Funds Investment Objectives....................................3
Fixed Income Methodology..............................................4
Sefton U.S. Government Fund & California Tax-Free Fund................5
  Fixed Income Market Summary.........................................5
  Interview with Fund Manager -- U.S. Government Fund.................5
  U.S. Government Fund Highlights & Portfolio Performance.............7
  Interview with Fund Manager -- California Tax-Free Fund.............9
  California Tax-Free Fund Highlights & Portfolio Performance.........10

Equity Value Methodology..............................................12
Sefton Equity Value Fund & Small Company Value Fund...................13
   Equity Market Summary..............................................13
   Interview with Fund Managers -- Equity Value Fund..................14
   Equity Value Fund Highlights & Portfolio Performance...............15
   Interview with Fund Managers -- Small Company Value Fund...........17
   Small Company Value Fund Highlights & Portfolio Performance........18

Definition of Common Terms............................................20

Financial Statements..................................................23
   U.S. Government Fund...............................................23
   California Tax-Free Fund...........................................29
   Equity Value Fund..................................................37
   Small Company Value Fund...........................................43

Notes to Financial Statements.........................................49

Report of Independent Accountants.....................................55

[PHOTO OF HARLEY K. SEFTON APPEARS HERE]

Harley K. Sefton

Chairman of the Board
Sefton Funds

Mr. Sefton is the President and CEO of Sefton Capital Management (SCM). He is responsible for the overall management and operations of the firm. Mr. Sefton is actively involved in client service and marketing. Mr. Sefton also serves as the Chairman for the Firm's Management Committee and is a member of SCM's Investment Policy Committee.

Prior to founding SCM, Mr. Sefton was President and CEO of San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. There, he was instrumental in creating the Pacifica Family of Mutual Funds which achieved $1.2 billion in assets under management. Mr. Sefton was also associated with San Diego Trust & Savings Bank for almost twenty years, serving as Vice Chairman of the Board and Executive Vice President/Division Manager of the Trust & Financial Services Division at the time of the Bank's merger with First Interstate Bank.

Mr. Sefton received his Bachelor of Arts degree from the University of San Diego. He presently serves on the Boards of Directors for The San Diego Natural History Museum and Scripps Bank. Mr. Sefton is also a member of the San Diego Rotary Club.

CHAIRMAN'S MESSAGE

Dear Shareholder:

Enclosed is your copy of the Sefton Funds Annual Report for the period April 1, 1997 through year ended December 31, 1997.

The Sefton Funds experienced significant asset growth during the twelve month period ending December 31, 1997, with an increase of $74,000,000 which brings our total assets to $190,500,000. I would like to extend a warm welcome to our new shareholders who have joined us during 1997. I appreciate your confidence and trust in choosing the Sefton Funds to help accomplish your investment goals. For those shareholders who continue to invest with us, I thank you for your loyalty and would like to assure you that we are working harder than ever to maintain the superior quality of investment management and service to which you have become accustomed.

We are happy to report that the Sefton Funds continue to perform well. A separate review of each fund can be found in the pages which follow. The Equity Value, California Tax-Free and U.S. Government Funds all outperformed their respective Morningstar Averages during the twelve month period ending December 31, 1997, and remain ahead of their mutual fund peers since their inception on April 3, 1995./1/

The newest addition to our Sefton Fund family, the Sefton Small Company Value Fund, commenced operations on June 30, 1997. This Fund is off to a great start, attracting $30 million in assets within its first six months. The Small Company Value Fund focuses on undervalued small companies that may have been overlooked, neglected or misunderstood by the vast majority of investors. While small company stock returns are typically more volatile than those

/1/ Morningstar distinguishes mutual funds, as measured by underlying portfolio holdings and investment styles, and places each fund into a respective category. Category ratings are a quantitative measure of risk adjusted returns.

of larger companies, the value oriented approach which our fund managers utilize should help reduce some of this increased risk. This Fund will provide dedicated access to one of the most dynamic sectors of the equity market and will also promote greater diversification within our investors' portfolios.

Thank you again for placing your confidence in us. We look forward to helping you meet, and hopefully exceed, your financial goals in the future.

Sincerely,

/s/ Harley K. Sefton

Harley K. Sefton
Chairman



This report, including the financial statements herein, is transmitted to the shareholders of the Sefton Funds for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

                                             [LOGO OF SEFTON FUNDS APPEARS HERE]

SEFTON FUNDS INVESTMENT OBJECTIVES

U.S. Government Fund

The Sefton U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capital. The Fund pursues this objective in a consistently prudent and diverse manner. The Fund is an intermediate-term bond fund and will have an average weighted maturity between 5 and 10 years. At all times the Fund will have a minimum of 65% of its assets in U.S. Government or U.S. Government agency securities.

California Tax-Free Fund

The Sefton California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both federal and California state personal income taxes, as is consistent with preservation of capital. The Fund will maintain an average weighted maturity of 10 or more years. The Fund generally will not purchase bond issues subject to the alternative minimum tax.

Equity Value Fund

The Sefton Equity Value Fund's investment objective is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stock of large and mid-sized companies traded on both domestic and foreign exchanges which are deemed to be undervalued. The Fund may also invest in smaller companies with market capitalizations exceeding $50 million. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the adviser's opinion, have a favorable influence on the market value of the securities.

Small Company Value Fund

The Sefton Small Company Value Fund's objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing in equity securities of small capitalization companies which are believed to be undervalued. Small capitalization companies are defined as companies having stock market capitalizations of $1 billion or less at the time of initial purchase. Current income is a secondary consideration on selecting portfolio investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, and securities convertible into common stocks of small capitalization companies.

SEFTON CAPITAL MANAGEMENT FIXED INCOME METHODOLOGY

Investment Objective

The goal of Sefton Capital Management's fixed income fund managers is to provide investors with a high level of current income as is consistent with the preservation of capital.

Investment Philosophy

The general philosophy of our fixed income discipline is that stringent fundamental security analysis is the surest means to achieving above-average total returns consistent with prudent risk of capital. Identifying and managing risk is a cornerstone of our investment strategy. Risk, in all of its forms -- credit, liquidity, market and volatility -- is carefully identified and evaluated. Additional expected return is required for undertaking any of these risks. Securities which involve risks that cannot be evaluated are avoided.

Investment Methodology

Our fundamental approach to fixed income portfolio management places heavy emphasis on horizon analysis, which provides a framework for understanding how a selected bond or mutual fund portfolio will react to varying economic and interest rate situations. Sefton Capital Management's fixed income managers integrate both historic and expected interest rate scenarios into their horizon analysis. Probabilities are then assigned to differing interest rate scenarios in order to develop weighted average expected horizon returns.

Value-Added

Sefton Capital Management's fixed income managers add value by actively managing the maturity/duration structure of our funds. It is our policy to position a fund relative to a defined neutral position, taking into account our directional outlook for interest rates. A fund will be long, short or equal to the defined neutral position. The fund managers establish their fund durations through careful analysis and judgment, with clearly-defined limits established relative to the long or short maturity/duration structures.

Sefton Capital Management's fund managers further add value by aggressively managing risk within well-defined risk parameters. We overweight or underweight fixed income sectors within our bond funds and add value through security selection by relative value analysis.

Performance

For each fund which we manage, we attempt to achieve high current income and consistent above-average total rates of return. While fund performance is tracked on a daily basis, our focus is on time periods of one to three years. Our methods and strategies are designed to contribute to the attainment of consistently successful results over a full economic cycle.

Summary of Fixed Income Management

The Sefton Capital Management approach to fixed income fund management is disciplined and well-defined. Our policies, guidelines and decisions regarding fixed income fund management are consistent with our stated philosophy and contribute to our objective of producing consistent returns for our valued shareholders.

[PHOTO OF TED J. PIORKOWSKI, C.F.A. APPEARS HERE]

Ted J. Piorkowski, C.F.A.

Vice President and
Fixed Income Fund Manager

Mr. Piorkowski is involved in the areas of fixed income analysis, trading and portfolio management. Ted is the manager for the Sefton U.S. Government Fund and the Sefton California Tax-Free Fund. He serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and a member of SCM's Investment Policy Committee.

Prior to joining SCM, Mr. Piorkowski was a Vice President and Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank for eight years. Mr. Piorkowski functioned as a fixed-income Portfolio Manager for the Pacifica Mutual Funds, managing $350 million in fund assets. His responsibilities also included independent credit analysis and review, short term liquidity management and separate account fixed income management.

Mr. Piorkowski received his B.S. in Finance and an M.B.A. from San Diego State University. He received his Chartered Financial Analyst designation in 1991 and is a member of the Financial Analysts Society of San Diego.

SEFTON U.S. GOVERNMENT FUND AND
CALIFORNIA TAX-FREE FUND

FIXED INCOME MARKET SUMMARY

The bond markets got off to a rough start in 1997. During the first quarter, there existed a very negative sentiment concerning the excessive strength of the U.S. economy. This concern was also shared by the Federal Reserve, leading them to raise the federal funds rate 25 basis points on March 25th. However, by mid-April, interest rates peaked with the long-bond yielding 7.17% and from that point forward, rates moved lower through year-end, with the long-bond ending the year at a yield of 5.92%.

During the second quarter, the economy started to show signs of moderating growth and subdued inflation. These economic themes continued throughout the third and fourth quarters. During the fourth quarter, the emergence of the economic crisis in Asia created a flight-to-quality into U.S. Treasury securities.

As we ended 1997, an important economic issue that requires monitoring is the robust employment situation in the economy. The risk for the bond markets is the possibility of inflationary wage pressures due to the historically low unemployment rates. Otherwise, the moderate growth, low inflation environment that existed in 1997 appears to be well intact as we begin 1998.

INTERVIEW WITH TED PIORKOWSKI
Fund Manager - Sefton U.S. Government Fund

Q:  How did the Sefton U.S. Government Fund perform?

A: For the fiscal and calendar year ended December 31, 1997, the Sefton U.S. Government Fund posted a total return of +8.41%./1/ This compares favorably with an average total return of +7.87%/2/ for the mutual funds in the Morningstar U.S. Government Bond Fund General Universe.

    Since the Fund's inception on April 3, 1995, it has provided an average annual total return of 7.97%, compared to an average of 7.55% for the funds in the Morningstar U.S. Government Bond Fund General Universe.

Q:  What do you think of the general level of interest rates?

A: Long-term interest rates are as low as they have been any time during the 1990s. This gives debt issuers a very attractive rate environment in which to issue bonds. It also gives homeowners a great opportunity to refinance their home mortgages. In particular, this refinance opportunity is one area we are actively following due to the prepayment risks it poses for the mortgage sector in the bond market.

Q:  What is your current interest rate outlook?

A: We currently have a very cautious outlook concerning interest rates. We believe caution is warranted given the shape of the current yield curve. Treasury bonds with maturities of ten years and shorter now present yield opportunities that are less than the federal funds target yield of 5.50%. We believe the Federal Reserve will be on hold during the first half of 1998, however any speculation of an imminent Fed monetary policy ease is premature. As the Asian crisis implications become more clear, the domestic bond market should return its focus upon the domestic economy and its interest rate implications.

Q:  How is the Fund currently structured?

A: The Fund currently has an average maturity of 5.7 years. We consider this a neutral average maturity position. This positioning is due to our near-term neutral bias concerning the interest rate environment. Relative to broad fixed income indices, our current bond selection favors the treasury and agency sectors relative to the mortgage and corporate sectors.




/(1)/ References to total return herein include reinvested dividends and capital gains paid.
/(2)/ Morningstar U.S. Government Bond Fund General Universe is an average of U.S. Government Bond mutual funds as tracked by Morningstar.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON U.S. GOVERNMENT FUND HIGHLIGHTS AS OF DECEMBER 31, 1997*


Net Assets                               $35,278,183
Net Asset Value Per Share                     $12.62
S.E.C. Yield-30 Day                            5.21%

Significant Holdings

9.1% U.S. Treasury Note, Yields 7.50%, Due 5/15/2002
6.4% U.S. Treasury Note, Yields 6.25%, Due 2/15/2003
5.8% FHLMC, Yields 6.10%, Due 11/15/2016
3.0% Boise Cascade, Yields 7.70%, Due 1/30/03

                           [PIE GRAPH APPEARS HERE]

Agency                    4%
Mortgage                 24%
Cash                      3%
Corporate                16%
Treasury                 53%

Sector Diversification

*  The composition of the Fund's holdings is subject to change.

SEFTON U.S. GOVERNMENT FUND PORTFOLIO PERFORMANCE**

                           [BAR GRAPH APPEARS HERE]

                                                     TWO       ANNUALIZED SINCE
                                 THREE      ONE      YEAR          INCEPTION
                                 MONTHS     YEAR  (ANNUALIZED)      (4/3/95)
                                --------   ------ ------------ ----------------

SEFTON U.S. GOVERNMENT FUND        2.8%      8.4%     5.0%           8.0%
MORNINGSTAR U.S. GOVERNMENT BOND
 FUND GENERAL AVERAGE              2.5%      7.9%     5.1%           7.6%

** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON U.S. GOVERNMENT FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton U.S. Government Fund, the Morningstar U.S. Government Bond Fund General Average*, and the Lehman Brothers Intermediate Government Corporate Bond Index.** (Fund inception date:
April 3, 1995)

                           [LINE GRAPH APPEARS HERE]


                             MORNINGSTAR     LEHMAN BROS.
                SEFTON     U.S GOV'T BOND   INTERMEDIATE
              U.S. GOV'T.   FUND GENERAL   GOV'T/CORPORATE
                 FUND          AVERAGE        BOND INDEX
                 ----          -------        ----------
 4/95           10,039          10,109          10,124
 6/95           10,557          10,482          10,500
 9/95           10,719          10,650          10,673
12/95           11,195          11,048          11,047
 3/96           10,898          10,854          10,956
 6/96           10,907          10,881          11,024
 9/96           11,046          11,046          11,220
12/96           11,379          11,324          11,495
 3/97           11,256          11,266          11,482
 6/97           11,627          11,603          11,821
 9/97           12,003          11,922          12,140
12/97           12,347          12,215          12,400


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar U.S. Government Bond Fund General Average is composed of 376 funds with an investment objective that seeks income by investing in a blend of mortgage-backed securities, and U.S. Treasury and agency securities.

** The Lehman Brothers Intermediate Government/Corporate Bond Index is representative of the performance of intermediate corporate and U.S. Government bonds. An investor may not invest in this unmanaged index.

The benchmark index for the Sefton U.S. Government Fund has been changed from the Lehman Brothers Government Bond Index to the Lehman Brothers Intermediate Government/Corporate Bond Index in order to more accurately mirror the Fund's average maturity and portfolio composition.

INTERVIEW WITH TED PIORKOWSKI
Fund Manager - Sefton California Tax-Free Fund

Q: Ted, how did the California municipal bond market perform during 1997?

A: The California municipal bond market had a favorable year during 1997. The municipal market's rate moves continued to be heavily influenced by the rate changes in the taxable bond markets. During 1997, we did not see the kind of legislative influences we have seen in the recent past. The tax reform topic from Washington D.C., and the initiative/proposition process from Sacramento, played little or no role in the municipal market in 1997.

Q: How did the Sefton California Tax-Free Fund perform?

A: For the fiscal and calendar year ended December 31, 1997, the Sefton California Tax-Free Fund delivered a total return of 8.45%./1/ This compares favorably to the 8.38%/2/ average return for the mutual funds in the Morningstar California Municipal Bond Fund Universe.

Since the Fund's inception on April 3, 1995, it has provided an average annual total return of 7.73%, compared to an average of 7.73% for the funds in the Morningstar California Municipal Bond Fund Universe.

Q: How is the Fund currently structured?

A: The Fund currently has an average maturity of 15.2 years. At this maturity range, we are able to capture more than 95% of the yield of a 30 year issue while taking significantly less interest rate risk.

The Fund's sector allocation reflects an "essential service" bias. Presently, the Fund's major sector allocations include: education, water, transportation and waste. Historically, these sectors have been immune to the economic cycles of the state's economy. The Fund's municipal holdings continue to have a high credit quality profile, with 58% of the Fund's holdings enhanced with municipal bond insurance.

Q: What are the major issues affecting California municipal bonds during 1998?

A: The overall level of interest rates in the taxable bond market and the California economy will be the major issues impacting the California municipal bond market in 1998. The strength of the California economy continues to provide a solid base and the potential for improving credit quality for many municipal bonds. Also, the deregulation of the electric utility industry in California during 1998 may present some interesting opportunities within the municipal market as the dynamics of deregulation become more clear.

/(1)/ References to total return herein include reinvested dividends and capital gains paid.

/(2)/ Morningstar California Tax-Free Fund Universe is an average of California tax-free mutual funds as tracked by Morningstar.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON CALIFORNIA TAX-FREE FUND HIGHLIGHTS AS OF DECEMBER 31, 1997*


Net Assets                            $40,302,629
Net Asset Value Per Share                  $12.84
S.E.C. Yield-30 Day                         3.86%
   Taxable Equivalent Yield                 6.98%
   (combined 44.7% rate)


Significant Holdings

5.6% Rancho California Water District
4.6% California Educational Financing -- Pomona College
4.1% California Health Financing --  Scripps Hospital
4.0% San Diego Regional Transportation Commission

                           [PIE CHART APPEARS HERE]

Certificate of Participation        4%
Education                          14%
Floater                             3%
Health                             11%
Power                               4%
General Obligations                11%
Waste                               9%
Miscellaneous Revenues              9%
Prisons                             3%
Housing                             6%
Water                              14%
Transportation                     12%

Sector Diversification

*  The composition of the Fund's holdings is subject to change.



SEFTON CALIFORNIA TAX-FREE FUND PORTFOLIO PERFORMANCE**

                           [BAR GRAPH APPEARS HERE]

                                                                     ANNUALIZED
                                                          TWO          SINCE
                                   THREE       ONE        YEAR       INCEPTION
                                   MONTHS      YEAR   (ANNUALIZED)    (4/3/95)
                                  --------    ------  ------------  ------------

SEFTON CALIFORNIA
 TAX-FREE FUND                      2.6%       8.5%       6.5%          7.7%

MORNINGSTAR CALIFORNIA MUNICIPAL
 BOND FUND AVERAGE                  2.5%       8.4%       6.0%          7.7%

** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON CALIFORNIA TAX-FREE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton California Tax-Free Fund, the Morningstar California Municipal Bond Fund Average*, and the Lehman Brothers 10-Year Municipal Bond Index.** (Fund inception date: April 3, 1995)

                           [LINE GRAPH APPEARS HERE]

                SEFTON             MORNINSTAR
              CALIFORNIA       CALIFORNIA MUNICIPAL       LEHMAN BROS.
               TAX-FREE             BOND FUND          10 YEAR MUNICIPAL
                 FUND                AVERAGE               BOND INDEX
                 ----                -------               ----------
 4/95            9,932               10,007                  10,012
 6/95           10,039               10,179                  10,265
 9/95           10,328               10,427                  10,625
12/95           10,821               10,923                  10,958
 3/96           10,661               10,721                  10,887
 6/96           10,756               10,800                  10,921
 9/96           11,022               11,057                  11,139
12/96           11,318               11,323                  11,456
 3/97           11,268               11,256                  11,453
 6/97           11,640               11,627                  11,830
 9/97           11,959               11,974                  12,198
12/97           12,274               12,272                  12,514


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar California Municipal Bond Funds Average is composed of 166 funds with an investment objective that seeks to invest assets in municipal debt issues which are exempt from taxation in California.

** The Lehman Brothers 10 Year Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds. An investor may not invest in this unmanaged index.

SEFTON CAPITAL MANAGEMENT EQUITY METHODOLOGY


Investment Objective

The goal of Sefton Capital Management's equity fund managers is to provide shareholders with long-term capital appreciation. The Fund's managers seek stocks with prospects for above average capital appreciation with below average risk. Results are measured over a full market cycle as compared to other diversified stock mutual funds and the S&P 500 stock index. We believe our approach is well-suited to the needs of longer-term investors who are seeking capital growth over time horizons of five years or more.

Stock Selection Process

Sefton Capital Management's equity fund managers research stock market opportunities to identify and select stocks which exhibit significantly more potential for upside reward than downside risk. We pay particular attention to stocks possessing low relative valuation multiples combined with a catalyst that will, in our judgement, attract greater investor attention within the next one to two years.

Sefton Capital Management's managers search both domestic and foreign markets for stocks which meet our demanding criteria. In general, stocks selected for inclusion in our funds share one or more of the following characteristics:

            . Below-average valuation multiples, such as price/earnings, price/book value, price/sales and price/cash flow

            . A near-term catalyst for higher future valuation, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

            .  Improving financial strength

            .  A management team committed to its shareholders' interests

Risk Management

One of the primary advantages of Sefton Capital Management's value investment methodology is that purchasing undervalued securities should help limit the overall downside risk of a stock portfolio since stocks that are relatively underpriced have less distance to fall in a market decline than stocks that are more fully priced.

Our equity fund managers seek a favorable balance between risk and reward by diversifying the Funds across a broad range of industries and economic sectors. For example, no more than five percent of any fund is comprised of an individual company's stock (at cost) and no economic sector exceeds 20% of a total portfolio. Foreign stocks are held but generally amount to less than 10% of invested assets.

Sell Discipline

Our sell discipline has the overall objective of reducing volatility. Sefton Capital Management's fund managers typically expect to make at least 20% per year on each of the stocks selected for a fund. Regardless of whether a stock has gone up or down, it is sold out of a fund when the stock no longer appears to be undervalued relative to its peer group or the broad market. The portfolio managers may also sell a stock if an original catalyst for higher prices no longer seems plausible or imminent. As a final risk control measure, any stock that declines by 15% or more from its cost or during a calendar year is sold.

Equity Management Summary

Our approach to equity fund management is disciplined, time-tested and intuitive. The methodologies and processes utilized by Sefton Capital Management's mutual fund managers are based upon sound principles and experience.

[PHOTO OF THOMAS C. BOWDEN, C.F.A. APPEARS HERE]

Thomas C. Bowden, C.F.A.

Vice President and
Equity Fund Manager

Mr. Bowden is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Bowden serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Bowden joined SCM in February 1995 after serving as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank, for nine years. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions. Previously, Mr. Bowden was a Commercial Loan Officer with Bank of America for two years.

Mr. Bowden received his B.S. in Finance and Business Economics from the University of Southern California and an M.B.A. from the University of Chicago. He received his Chartered Financial Analyst designation in 1989. Mr. Bowden is also a member of the Financial Analysts Society of San Diego.

SEFTON EQUITY VALUE FUND AND
SMALL COMPANY VALUE FUND

EQUITY MARKET SUMMARY

The U. S. stock market was full of surprises in 1997 -- some pleasant and some not so pleasant. The biggest surprise, and the most pleasant of course, was that equity investors enjoyed an unprecedented third year in a row of stock market gains in excess of 20%. The most unpleasant surprise was delivered during the final quarter of the year when investors realized that negative developments overseas (Asia) can create a turbulent market environment here at home.

Despite the volatile fourth quarter, however, most broad measures of the U.S. equity market posted solid performances for the year as a whole (see table below). In general, during 1997, large capitalization stocks outperformed their smaller brethren while "growth" style stocks performed better than their "value" counterparts.

    Standard & Poor's 500 Index (market cap. weighted)............+33.4%
    Standard & Poor's 500 Index (equal weighted)..................+28.9%
    Dow Jones Industrial Average Index............................+24.9%
    Morningstar Growth Fund Universe Average......................+24.6%
    NASDAQ Composite Index........................................+22.2%
    Russell 2000 Small Cap Index..................................+22.2%

    The above indices are mentioned as a general representation of their peer groups and cannot be invested in directly as a whole.

While the stock market clearly had its ups and downs over the past year, the U.S. economy was a steady performer during 1997. The year has often been characterized as "perfect" from an economic standpoint. It is hard to argue with that assessment in light of the following 1997 figures: real economic growth
(GDP) of approximately 3.5%, year-end unemployment level of 4.7% and low inflation (CPI) of 1.7% that allowed for a meaningful decline in interest rates.

In 1998, we expect the U.S. economy to fall just short of its stellar performance of 1997. We anticipate growth on the order of 2.5 to 3.0%, year-end unemployment of 5.0% and inflation of 2.0 to 2.5%. In light of this, we believe that the stock market environment of 1998 will be somewhat more challenging than it has been during the past three years. As such, we anticipate that stock market results will return to a more normal level of between +8% to +10% gains for the year.

[PHOTO OF LEIF O. SANCHEZ, C.F.A. APPEARS HERE]

Leif O. Sanchez, C.F.A.

Vice President and
Equity Fund Manager

Mr. Sanchez is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Sanchez serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Sanchez joined SCM in February 1995 after ten years as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions.

Mr. Sanchez received a B.A. in Engineering from Harvard College in Cambridge, Massachusetts and obtained his Chartered Financial Analyst designation in 1989. Mr. Sanchez is also a member of the Financial Analysts Society of San Diego.

INTERVIEW WITH LEIF SANCHEZ & THOMAS BOWDEN
Fund Managers of the Sefton Equity Value Fund

Q:  Tom and Leif, how did the Sefton Equity Value Fund perform in 1997?

A: For the second year in a row, the Sefton Equity Value Fund outperformed the average return of the mutual funds in the Morningstar Growth Fund Universe. For the fiscal and calendar year that ended on December 31, 1997, the Sefton Equity Value Fund generated a total return of 25.3%,/1/ compared to 24.6%/2/ for the average of the funds in the Morningstar Growth Fund Universe. During the 12 month period ended December 31, 1996, the Equity Value Fund returned 30.7% compared to an average return of 19.7% for the funds in the Morningstar Growth Fund Universe. We are particularly pleased with our 1997 performance in light of the fact that 1997 was a difficult year for "value" investors as the highest returns were generally provided by large capitalization "growth" stocks.

Q:  What were the stocks that made a positive impact on results during 1997?

A: Top performers during 1997 were Royal Caribbean Cruises (+103%, sold), Maxxim Medical (+74%), World Fuel Services (+74%), Synthetic Industries (+52%), AMR Corp. (+45%), Dana Corp. (+45%), Sun Healthcare Group (+43%), ReliaStar Financial (+42%), Selective Insurance Group (+42%) and Quaker Fabric Corp.(+41%)./3/

Q:  How have you positioned the Fund for 1998?

A: We are generally more exposed to the less cyclical areas of the economy, such as the REIT/Utility sector, than the more cyclical areas like Technology, Manufacturing and Basic Industry. Although we are underweighted in the Energy sector, we anticipate increasing our exposure over the near term as oil prices and oil stock prices are now below their historic levels.

/(1)/ References to total return herein include reinvested dividends and capital gains paid.

/(2)/ Morningstar Growth Fund Universe is an average of equity growth mutual funds as tracked by Morningstar.

/(3)/ The composition of the Fund's holdings are subject to change.

      The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON EQUITY VALUE FUND HIGHLIGHTS AS OF DECEMBER 31, 1997*


Net Assets                    $85,278,303
Net Asset Value Per Share          $17.45


Top Ten Holdings              % of Assets
AMR Corporation                      4.8%
Phillip Morris Companies, Inc.       4.3%
ReliaStar Financial                  4.3%
FirstEnergy Corporation              4.2%
Chase Manhattan Corporation          3.9%
GPU Incorporated                     3.8%
Repsol S A Sponsored ADR             3.7%
International Business Machines      3.7%
Dana Corporation                     3.6%
CSX Corporation                      3.2%

                           [PIE CHART APPEARS HERE]

Utilities/REITS                   17%
Consumer Staples                   4%
Technology                         7%
Services                          10%
Energy                             6%
Cash                              12%
Finance                           14%
Manufacturing                      9%
Health Care                        6%
Basic Industry                     9%
Consumer Cyclical                  6%

                            Sector Diversification

* The composition of the Fund's holdings is subject to change.

SEFTON EQUITY VALUE FUND PORTFOLIO PERFORMANCE**

                           [BAR GRAPH APPEARS HERE]

                               SEFTON EQUITY     MORNINGSTAR GROWTH
                                VALUE FUND          FUND AVERAGE
                                ----------          ------------
THREE MONTHS                      -2  %                -1.5%

ONE YEAR                          25.3%                24.6%

TWO YEAR
(ANNUALIZED)                      28.0%                22.2%

ANNUALIZED SINCE
INCEPTION (4/3/95)                26.3%                24.4%


** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON EQUITY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Equity Value Fund, the Morningstar Growth Fund Average*, and the S&P 500 Index.** (Fund inception date: April 3, 1995)

                           [LINE GRAPH APPEARS HERE]


                  SEFTON            MORNINGSTAR             S&P
                  EQUITY            GROWTH FUND             500
 DATE             VALUE               AVERAGE              INDEX
------            ------              -------              -----
 4/95              9,983               10,197              10,291
 6/95             10,350               10,939              10,949
 9/95             11,280               11,904              11,819
12/95             11,604               12,196              12,524
 3/96             12,831               12,885              13,204
 6/96             12,973               13,480              13,801
 9/96             13,579               13,894              14,223
12/96             15,167               14,620              15,413
 3/97             15,555               14,366              15,817
 6/97             17,516               16,810              18,583
 9/97             19,378               18,495              19,981
12/97             18,997               18,217              20,556


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Growth Fund Average is composed of 1212 funds with an investment objective to invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.

**The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

INTERVIEW WITH LEIF SANCHEZ & THOMAS BOWDEN
Fund Managers of the Sefton Small Company Value Fund

Q:  Tom and Leif, how did the Sefton Small Company Value Fund perform in 1997?

A: Since the Fund had an inception date of June 30, 1997, returns are only for the last six months of 1997. During that time the Fund had a total return of 6.76%./1/ Over that same time frame the Russell 2000 Index gained 10.95%/2/ and the Morningstar Small Company Fund Universe average was 10.90%./3/

    The Fund's poor relative performance is primarily attributable to the difficulty of getting this new fund fully invested during a period of rapidly rising stock prices. During the third quarter, stock prices shot up, with small company stocks leading the way. Over the course of three months, our exposure to cash went from 100% to just under 13% by the end of the third quarter. During the fourth quarter, the Fund was fully invested and outperformed the average of the Morningstar Small Company Fund Universe by 1.8%. The Fund's year-end cash position was 5%.

Q:  Which stocks were the largest contributors to performance?

A: The best performers were World Fuel Services(+44%), Midcoast Energy Resources (+33%), Cameron Ashley Building (+25%), Maxxim Medical (+22%), Quaker Fabric Corp. (+22%), Harveys Casino Resorts (+19%), Garden Fresh Restaurant (+17%), Trinet Corporate Realty (+16%), Synthetic Industries (+15%) and Domain Energy Corp. (+15%)./4/

Q:  How is the Fund currently structured?

A: We have our largest exposure in the Utility/REIT (20% of the Fund) and Service (17%) sectors of the market. In addition, our smallest exposure is to the Consumer Staples (3%) and Technology (0%) sectors. Currently, we have no foreign issues in the Fund.

Q:  What is your outlook for small capitalization stocks for 1998?

A: Since small capitalization stocks typically have more exposure to the United States economy than large capitalization stocks, we expect the earnings performance of small stocks to be modestly superior in light of the Asian economic problems. Small stock performance will not likely be aided by valuation issues as small and large capitalization P/E multiples do not appear to be meaningfully different at the present time.

/1/ References to total return herein include reinvested dividends and capital gains paid.
/2/ The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.
/3/ Morningstar Small Company Fund Universe is an average of small company mutual funds as tracked by Morningstar.
/4/ The composition of the Fund's holdings are subject to change.

Smaller companies generally have a higher company specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger company stocks on average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON SMALL COMPANY VALUE FUND HIGHLIGHTS & PORTFOLIO PERFORMANCE*


Net Assets                    $29,680,336
Net Asset Value Per Share          $12.74


Top Ten Holdings              % of Assets
Mascotech Inc.                       4.4%
World Fuel Services                  4.3%
EastGroup Property Investors         4.0%
Trinet Corporate Realty Trust        4.0%
Price REIT                           3.9%
Tarrant Apparel Group                3.8%
Gryphon Holdings Inc.                3.7%
Equity Inns                          3.7%
IMC Mortgage Co.                     3.5%
Dravo Corp.                          3.5%


                           [PIE CHART APPEARS HERE]


Consumer Cyclical                   9%
Utilities/REITS                    20%
Finance                            11%
Consumer Staples                    3%
Services                           17%
Cash                                5%
Manufacturing                      13%
Basic Industry                      7%
Energy                              8%
Health Care                         7%

                            Sector Diversification

* The composition of the Fund's holdings is subject to change.

SEFTON SMALL COMPANY VALUE FUND PORTFOLIO PERFORMANCE**

                           [BAR GRAPH APPEARS HERE]

                    SEFTON SMALL                MORNINGSTAR SMALL
                    COMPANY VALUE                 COMPANY FUND
                       FUND                         AVERAGE
                    -------------               -----------------

THREE MONTHS          -3.2%                          -5.0%

SINCE INCEPTION        6.8%                          10.9%
(6/30/97)


** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON SMALL COMPANY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Small Company Value Fund, the Morningstar Small Company Fund Average*, and the Russell 2000 Small Company Index.** (Fund inception date: June 30, 1997)

                           [LINE GRAPH APPEARS HERE]


                        SEFTON        MORNINGSTAR    RUSSELL 2000
                     SMALL COMPANY   SMALL COMPANY  SMALL COMPANY
                      VALUE FUND     FUND AVERAGE       INDEX
                      ----------     ------------       -----
 6/30/97                10,000          10,000          10,000
 7/30/97                10,341          10,634          10,465
 8/30/97                10,432          10,852          10,705
 9/30/97                11,004          11,682          11,488
10/30/97                10,754          11,171          10,984
11/30/97                10,495          11,020          10,912
12/30/97                10,676          11,093          11,103


Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Small Company Fund Average is composed of 579 funds with an investment objective that seeks to invest in companies with market capitalizations of less than $1 billion and have virtually no dividend income.

** The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

DEFINITIONS OF COMMON TERMS

Gain (or Loss)

If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates, there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a fund's net gains exceed net losses, there may be a capital gain distribution to shareholders. There also could be an ordinary income distribution if the net gain is short-term, or no distribution if there is a capital loss carryover.

Dividend

Net income generated by securities in a fund and distributed to shareholders. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund pay dividends monthly. The Sefton Equity Value Fund and the Sefton Small Company Value Fund pay dividends quarterly.

Net Asset Value (NAV) Per Share

Total market value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total market value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the Sefton Funds.

Certificates of Participation

Certificates of participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

Insured Bonds

Insured bonds are municipal obligations covered by insurance policies issued by independent insurance companies. The policies insure the payment of principal and interest. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), AMBAC (AMBAC Indemnity Corporation), FGIC (Federal Guaranty Insurance Company) or FSA (Financial Security Assurance, Inc.). Bonds insured by MBIA, AMBAC, FGIC and FSA are rated AAA.

General Obligation Bonds

General obligation bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

Revenue Bonds

Revenue bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

Bond Ratings

The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments.

Description of Moody's Bond Ratings:

Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high-grade bonds. A -- possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa -- considered to be medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well-assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing, may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest-rated class of bonds, regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:

Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest-grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high-grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only to a small degree; A -- regarded as upper medium-grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

Total Return

Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

Whenever a portfolio, other than a money market portfolio, reports any type of performance, it must also report the average annual total return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to help investors compare different mutual funds on an equal performance basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and expenses and assumes the reinvestment of all dividends and capital gains.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value (cost-$32,389,864)                         $33,841,947
Repurchase Agreements (cost-$1,173,000)                            1,173,000
Interest receivable                                                  464,231
Organizational costs, net of accumulated amortization                 18,198
Prepaid expenses                                                       1,235
-----------------------------------------------------------------------------
Total Assets                                                      35,498,611
-----------------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                             15,081
 Administration fees                                                     723
 Shareholder servicing fees                                              525
 Dividends                                                           163,880
 Legal and audit fees                                                 22,979
 Custodian fees                                                        4,658
 Printing costs                                                        8,539
 Other                                                                 4,043
-----------------------------------------------------------------------------
Total Liabilities                                                    220,428
-----------------------------------------------------------------------------
NET ASSETS:                                                      $35,278,183
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                  $33,868,220
Undistributed net investment income                                   38,754
Accumulated net realized gain (loss) on investment transactions      (80,874)
Net unrealized appreciation (depreciation) of investments          1,452,083
-----------------------------------------------------------------------------
NET ASSETS:                                                      $35,278,183
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                          2,794,390
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share             $12.62
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS
December 31, 1997

    Face                                                              Market
   Value                                                               Value
   -----                                                            -----------

            CORPORATE BONDS 16.3%
-------------------------------------------------------------------------------
            FINANCE 4.5%
-------------------------------------------------------------------------------
 $  500,000 Integra Bank, Medium Term Note,
             6.55%, 6/15/00                                         $   504,438
    500,000 Lehman Brothers Holdings Inc., 8.75%, 5/15/02               542,261
    500,000 Salomon Inc., 9.25%, 5/1/01                                 543,653
                                                                    -----------
                                                                      1,590,352
                                                                    -----------
            INDUSTRIAL 11.8%
-------------------------------------------------------------------------------
  1,000,000 Boise Cascade Co.,
             7.70%, 1/30/03, Series A, Medium Term Note               1,056,657
  1,500,000 Coca Cola Bottling Co. Consolidated,
             6.85%, 11/1/07                                           1,532,387
    500,000 Royal Caribbean, 8.25%, 4/1/05                              546,016
  1,000,000 Royal Caribbean, 7.00%, 10/15/07                          1,021,122
                                                                    -----------
                                                                      4,156,182
                                                                    -----------
 TOTAL CORPORATE BONDS
  (Cost $5,573,922)                                                   5,746,534
                                                                    -----------
            U.S. GOVERNMENT AGENCIES 4.1%
-------------------------------------------------------------------------------
    500,000 Federal Home Loan Mortgage Corp.,
             8.63%, 11/29/04                                            518,458
    875,000 Federal Home Loan Mortgage Corp.,
             8.53%, 2/2/05                                              912,458
                                                                    -----------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $1,418,175)                                                   1,430,916
                                                                    -----------
            U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED 23.5%
-------------------------------------------------------------------------------
    623,237 Federal Home Loan Mortgage Corp.,
             7.50%, 7/1/09, Pool #E00326                                640,980
  1,394,941 Federal Home Loan Mortgage Corp.,
             7.50%, 4/1/14, Pool #C90060                              1,442,424
    867,083 Federal Home Loan Mortgage Corp.,
             7.00%, 4/1/16, Pool #C90133                                886,471
  2,041,000 Federal Home Loan Mortgage Corp.,
             6.10%, 11/15/16, Series 1501, Class F,
             Collateralized Mortgage Obligation                       2,043,776
    747,158 Federal National Mortgage Association,
             7.00%, 5/1/14, Pool #190783                                762,886
    628,363 Federal National Mortgage Association,
             8.00%, 1/1/15, Pool #250232                                653,768
  1,852,906 Federal National Mortgage Association,
             6.50%, 6/1/16, Pool #368930                              1,861,115
                                                                    -----------
 TOTAL U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED
  (Cost $8,066,092)                                                   8,291,420
                                                                    -----------

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

    Face                                                Market
   Value                                                 Value
   -----                                              -----------

            U.S. TREASURY BOND 3.2%
-----------------------------------------------------------------
 $1,000,000 7.25%, 5/15/16                            $ 1,138,751
                                                      -----------
 TOTAL U.S. TREASURY BOND
  (Cost $979,834)                                       1,138,751
                                                      -----------
            U.S. TREASURY NOTES 46.0%
-----------------------------------------------------------------
  1,000,000 7.75%, 2/15/01                              1,058,438
  1,500,000 6.25%, 10/31/01                             1,526,720
  3,000,000 7.50%, 5/15/02                              3,204,377
  2,200,000 6.25%, 2/15/03                              2,250,877
  2,000,000 7.25%, 8/15/04                              2,162,502
  2,000,000 7.88%, 11/15/04                             2,236,252
  2,000,000 7.50%, 2/15/05                              2,198,126
  1,500,000 6.50%, 10/15/06                             1,571,252
                                                      -----------
 TOTAL U.S. TREASURY NOTES
  (Cost $15,491,986)                                   16,208,544
                                                      -----------
            U.S. TREASURY STRIP 2.9%
-----------------------------------------------------------------
  4,000,000 8/15/20                                     1,025,248
                                                      -----------
 TOTAL U.S. TREASURY STRIP
  (Cost $859,321)                                       1,025,248
                                                      -----------
            REPURCHASE AGREEMENT 3.3%
-----------------------------------------------------------------
  1,173,000 Union Bank of California Repurchase
             Agreement,
             5.25%, dated 12/31/97 and maturing
             1/2/98 with a maturity value of
             $1,173,342, collateralized by
             $1,219,905, Federal Home Loan Mortgage
             Corp., 6.91%, due 4/13/98 with a value
             of $1,241,584                              1,173,000
                                                      -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $1,173,000)                                     1,173,000
                                                      -----------
            CASH SWEEP ACCOUNT 0.0%
-----------------------------------------------------------------
        534 Union Bank of California                          534
                                                      -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $534)                                                 534
                                                      -----------
 TOTAL INVESTMENTS
  (Cost $33,562,864) (a)                        99.3%  35,014,947
 OTHER ASSETS IN EXCESS OF LIABILITIES           0.7%     263,236
-----------------------------------------------------------------
 TOTAL NET ASSETS                             100.00% $35,278,183
-----------------------------------------------------------------
-----------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
For the period ended December 31, 1997(1)

INVESTMENT INCOME:
Interest income                                                  $1,638,534
Dividend income                                                       1,077
----------------------------------------------------------------------------
Total Investment Income                                           1,639,611
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            148,520
Administration fees                                                  40,987
Shareholder servicing fees                                            3,194
Fund accounting fees                                                 23,590
Legal fees                                                            9,156
Audit fees                                                           23,374
Custodian fees                                                        7,917
Amortization of organization costs                                    6,047
Transfer agency fees                                                  5,384
Printing costs                                                        6,825
Insurance costs                                                       3,196
Registration and filing fees                                          5,266
Trustees' fees and expenses                                           3,864
Other                                                                   728
----------------------------------------------------------------------------
Total expenses                                                      288,048
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (32,467)
 Administrator                                                       (3,857)
----------------------------------------------------------------------------
Net Expenses                                                        251,724
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,387,887
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                    (803)
Net change in unrealized appreciation (depreciation)              1,613,047
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            1,612,244
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,000,131
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the       For the
                                                     Period Ended  Year Ended
                                                     December 31,   March 31,
                                                       1997(1)        1997
                                                     ------------  -----------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                         $ 1,387,887   $ 1,246,503
Net realized gain (loss) on investment transactions         (803)      (75,863)
Net change in unrealized appreciation
 (depreciation)                                        1,613,047      (542,430)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       3,000,131       628,210
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (1,387,887)   (1,246,412)
Distributions to shareholders from net realized
 gain from investment transactions                             -      (106,341)
-------------------------------------------------------------------------------
Change in net assets from investment activities        1,612,244      (724,543)
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                           4,888,839    16,373,936
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions        851,626       325,070
-------------------------------------------------------------------------------
                                                       5,740,465    16,699,006
Cost of shares redeemed                               (2,136,602)   (5,008,735)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                          3,603,863    11,690,271
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  5,216,107    10,965,728
NET ASSETS:
Beginning of period                                   30,062,076    19,096,348
-------------------------------------------------------------------------------
End of period                                        $35,278,183   $30,062,076
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                        For the       For the     For the
                                      Period Ended   Year Ended Period Ended
                                      December 31,   March 31,   March 31,
                                        1997(4)         1997      1996(1)
                                      ------------   ---------- ------------
Net asset value--beginning of period    $ 12.01       $ 12.35     $ 12.00
-----------------------------------------------------------------------------
Income from investment operations
Net investment income                      0.52          0.69        0.71
Net realized and unrealized gain on
 investment transactions                   0.61         (0.29)       0.37
-----------------------------------------------------------------------------
Total income from investment
 operations                                1.13          0.40        1.08
-----------------------------------------------------------------------------
Dividends and distributions to
 shareholders
Dividends from net investment income      (0.52)        (0.69)      (0.71)
Distributions from net realized gain
 from investment transactions                 -         (0.05)      (0.02)
-----------------------------------------------------------------------------
Total dividends and distributions         (0.52)        (0.74)      (0.73)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value--end of period          $ 12.62       $ 12.01     $ 12.35
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return                               9.59%(2)      3.31%       9.06%(2)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)       $35,278       $30,062     $19,096
-----------------------------------------------------------------------------
Ratio of net expenses to average net
 assets                                    1.02%(3)      1.09%       1.02%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        5.60%(3)      5.64%       5.68%(3)
-----------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                1.17%(3)      1.39%       1.39%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                   5.45%(3)      5.34%       5.31%(3)
-----------------------------------------------------------------------------
Portfolio turnover rate(5)                 5.49%        11.94%      45.41%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value (cost-$37,208,372)                   $39,724,762
Cash                                                            96,993
Interest receivable                                            615,480
Receivable for capital shares sold                              46,062
Organizational costs, net of accumulated amortization           18,198
Prepaid expenses                                                 8,331
----------------------------------------------------------------------
Total Assets                                                40,509,826
----------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                       15,203
 Administration fees                                               827
 Dividends                                                     151,512
 Legal and audit fees                                           24,192
 Custodian and accounting fees                                   4,138
 Printing costs                                                 10,156
 Other                                                           1,169
----------------------------------------------------------------------
Total Liabilities                                              207,197
----------------------------------------------------------------------
NET ASSETS:                                                $40,302,629
----------------------------------------------------------------------
----------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $37,782,630
Undistributed net investment income                              3,609
Net unrealized appreciation (depreciation) of investments    2,516,390
----------------------------------------------------------------------
NET ASSETS:                                                $40,302,629
----------------------------------------------------------------------
----------------------------------------------------------------------
Shares of beneficial interest outstanding                    3,139,181
----------------------------------------------------------------------
Net asset value, offering, and redemption price per share       $12.84
----------------------------------------------------------------------
----------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS
December 31, 1997

    Face                                               Moody's/S&P   Market
   Value                                                 Ratings      Value
   -----                                               -----------   ------
                                                       (Unaudited)
            CERTIFICATE OF PARTICIPATION 4.1%
------------------------------------------------------------------------------
 $1,500,000 West Covina, California Hospital,
             Certificate of Participation, 6.50%,
             8/15/14, Callable 8/15/04 @ 102              A2/A
 TOTAL CERTIFICATE OF PARTICIPATION
  (Cost $1,503,399)                                                $ 1,656,000
                                                                   -----------
            EDUCATION 13.9%
------------------------------------------------------------------------------
  1,690,000 California Educational Facilities
             Authority, Pomona College, 6.13%,
             2/15/08, Callable 2/15/02 @ 102             Aa1/AA+     1,833,632
  1,500,000 California Educational Facilities
             Authority, Santa Clara University,
             6.25%, 2/1/16, Callable 2/1/02 @ 102         A1/NR      1,645,950
    500,000 California State Public Works Board
             University, 6.63%, 10/1/10, AMBAC            AAA/A        561,040
  1,500,000 University California Revenue Series B,
             6.30%, 9/1/15                                NR/A       1,611,585
                                                                   -----------
 TOTAL EDUCATION
  (Cost $5,207,206)                                                  5,652,207
                                                                   -----------
            FLOATING RATE NOTES 2.5%
------------------------------------------------------------------------------
    800,000 California Pollution Control Finance
             Authority, Series A, 4.20%, 2/28/08 (b)      A1/A+        800,000
    200,000 California Pollution Control Finance
             Authority, Southern California Edison,
             Series B, 4.20%, 2/28/08, (b)                A1/A+        200,000
                                                                   -----------
 TOTAL FLOATING RATE NOTES
  (Cost $1,000,000)                                                  1,000,000
                                                                   -----------
            GENERAL OBLIGATION BONDS 10.5%
------------------------------------------------------------------------------
  1,325,000 California State, 6.25%, 4/1/08               A1/A+      1,525,380
  1,000,000 Oakland California, Series B, 5.88%,
             6/15/19, Callable 6/15/05 @ 102, FSA        Aaa/AAA     1,068,370
  1,500,000 San Francisco City & County Public
             Safety, Series F, 6.50%, 6/15/08,
             Callable 6/15/01 @ 100, FGIC                Aaa/AAA     1,620,885
                                                                   -----------
 TOTAL GENERAL OBLIGATION BONDS
  (Cost $3,942,167)                                                  4,214,635
                                                                   -----------

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

    Face                                                Moody's/S&P   Market
   Value                                                  Ratings      Value
   -----                                                -----------   ------
                                                        (Unaudited)
            HEALTH 10.5%
-------------------------------------------------------------------------------
 $1,500,000 California Health Facilities Finance
             Authorities--Scripps, 6.25%, 10/1/13,
             Callable 10/1/01 @ 102, MBIA                 Aaa/AAA   $ 1,619,790
  1,000,000 California Health Facilities Finance
             Authorities--Sutter, 7.00%, 1/1/09,
             Callable 1/1/99 @102, MBIA                   Aaa/AAA     1,046,930
  1,000,000 Stockton, California, Health Facilities,
             Dameron Hospital Assoc., Series A,
             5.35%, 12/1/09, Callable 12/1/07 @ 102       NR/BBB+     1,036,370
    500,000 Stockton, California, Health Facilities,
             Dameron Hospital Assoc., Series A,
             5.45%, 12/1/10, Callable 12/1/07 @ 102       NR/BBB+       518,450
                                                                    -----------
 TOTAL HEALTH
  (Cost $4,037,561)                                                   4,221,540
                                                                    -----------
            HOUSING 5.9%
-------------------------------------------------------------------------------
  1,460,000 California Housing Finance Agency,
             Series F, 5.95%, 8/1/14, Callable 8/1/05
             @ 102, MBIA                                  Aaa/AAA     1,542,870
    800,000 California Housing Finance Agency,
             Series L, 5.90%, 8/1/17, Callable 2/1/06
             @ 102, MBIA                                  Aaa/AAA       840,912
                                                                    -----------
 TOTAL HOUSING
  (Cost $2,260,000)                                                   2,383,782
                                                                    -----------
            POWER 4.0%
-------------------------------------------------------------------------------
  1,500,000 M-S-R Pubic Power Agency, California San
             Juan Project, Series F, 6.00%, 7/1/20,
             Callable 7/1/03 @ 102, AMBAC                 Aaa/AAA     1,615,275
                                                                    -----------
 TOTAL POWER
  (Cost $1,505,280)                                                   1,615,275
                                                                    -----------
            PRISONS 2.7%
-------------------------------------------------------------------------------
  1,000,000 California State Public Works Board
             University, 5.25%, 12/1/08                   Aaa/AAA     1,071,850
                                                                    -----------
 TOTAL PRISONS
  (Cost $968,026)                                                     1,071,850
                                                                    -----------

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

    Face                                                Moody's/S&P   Market
   Value                                                  Ratings      Value
   -----                                                -----------   ------
                                                        (Unaudited)
            REVENUE 9.1%
-------------------------------------------------------------------------------
 $1,000,000 Mountain View California, Shoreline
             Regional Park, Series A, 5.50%, 8/1/21,
             Callable 8/1/06 @ 102, MBIA                  Aaa/AAA   $ 1,031,530
  1,000,000 Port of Oakland, 5.60%, 11/1/19, Callable
             11/01/07 @ 102, MBIA                         Aaa/AAA     1,049,380
  1,500,000 San Francisco Port Commission, 5.90%,
             7/1/09, Callable 7/1/04 @ 102                A/BBB+      1,581,930
                                                                    -----------
 TOTAL REVENUE
  (Cost $3,420,195)                                                   3,662,840
                                                                    -----------
            TRANSPORTATION 12.4%
-------------------------------------------------------------------------------
  1,500,000 San Diego Regional Transportation
             Commission, California Sales Tax,
             Series A, 5.00%, 4/1/07, FGIC                Aaa/AAA     1,578,165
  1,800,000 San Francisco Airport, California,
             City/County, 5.38%, 5/1/17, Callable
             5/1/06 @ 102, MBIA                           Aaa/AAA     1,843,596
  1,500,000 San Francisco Bay Area Rapid Transit,
             Sales Tax Revenue, 5.50%, 7/1/15,
             Callable 7/1/05 @ 101, FGIC                  Aaa/AAA     1,562,490
                                                                    -----------
 TOTAL TRANSPORTATION
  (Cost $4,617,885)                                                   4,984,251
                                                                    -----------
            WASTE 9.2%
-------------------------------------------------------------------------------
  1,000,000 Los Angeles, California, Waste Water
             Systems, Series B, 6.25%, 6/1/12,
             Callable 6/1/02 @ 102, AMBAC                 Aaa/AAA     1,089,560
  1,500,000 San Jose-Santa Clara Water District
             Financing, 5.38%, 11/15/15, Callable
             11/15/05 @ 101, FGIC                         Aaa/AAA     1,545,795
  1,000,000 Tulare California Sewer Revenue, 5.70%,
             11/15/15, Callable 11/15/06 @ 102, MBIA      Aaa/AAA     1,073,990
                                                                    -----------
 TOTAL WASTE
  (Cost $3,432,798)                                                   3,709,345
                                                                    -----------
            WATER 13.8%
-------------------------------------------------------------------------------
  1,700,000 Marin California Municipal Water
             District, 5.55%, 7/1/13, Callable 7/1/03
             @ 102                                         A1/AA      1,747,192

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

    Face                                              Moody's/S&P   Market
   Value                                                Ratings      Value
   -----                                              -----------   ------
                                                      (Unaudited)
            WATER (CONTINUED)
-----------------------------------------------------------------------------
 $2,000,000 Rancho California, Water District
             Financing Authority, Series A, 5.88%,
             11/1/10, Callable 11/1/05 @ 102, FGIC      Aaa/AAA   $ 2,214,540
  1,500,000 San Francisco, California, City/County,
             Public Utility Commission Water,
             Series A, 6.00%, 11/1/15, Callable
             11/1/02 @ 100                              Aa/AA-      1,591,305
                                                                  -----------
 TOTAL WATER
  (Cost $5,313,855)                                                 5,553,037
                                                                  -----------
 TOTAL INVESTMENTS
  (Cost $37,208,372) (a)                                  98.6%    39,724,762
 OTHER ASSETS IN EXCESS OF LIABILITIES                     1.4%       577,867
-----------------------------------------------------------------------------
 TOTAL NET ASSETS                                       100.00%   $40,302,629
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.
(b) Floating rate security--rate disclosed as of December 31, 1997.

AMBAC--American Municipal Bond Assurance Corporation.
FGIC--Financial Guaranty Insurance Company.
FSA--Financial Security Assurance Corporation.
MBIA--Municipal Bond Insurance Association.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF OPERATIONS
For the period ended December 31, 1997(1)

INVESTMENT INCOME:
Interest income                                                  $1,574,675
----------------------------------------------------------------------------
Total Investment Income                                           1,574,675
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            172,233
Administration fees                                                  47,617
Shareholder servicing fees                                              834
Fund accounting fees                                                 28,313
Legal fees                                                            9,141
Audit fees                                                           23,463
Custodian fees                                                        5,893
Amortization of organization costs                                    6,047
Transfer agency fees                                                 12,674
Printing costs                                                        4,545
Insurance costs                                                       3,021
Registration and filing fees                                          1,411
Trustees' fees and expenses                                           5,664
Other                                                                 1,093
----------------------------------------------------------------------------
Total expenses                                                      321,949
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (47,617)
 Administrator                                                       (4,559)
----------------------------------------------------------------------------
Net Expenses                                                        269,773
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,304,902
----------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation (depreciation)              1,943,972
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,248,874
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the       For the
                                                   Period Ended   Year Ended
                                                   December 31,   March 31,
                                                     1997(1)         1997
                                                   ------------   ----------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                       $ 1,304,902   $  2,058,949
Net realized gain (loss) on investment
 transactions                                                -        277,205
Net change in unrealized appreciation
 (depreciation)                                      1,943,972         66,683
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                     3,248,874      2,402,837
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                             (1,304,902)    (2,058,315)
Distributions to shareholders from net realized
 gain from investment transactions                    (208,193)       (69,012)
------------------------------------------------------------------------------
Change in net assets from investment activities      1,735,779        275,510
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                         3,381,101      7,705,704
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions    1,313,097        271,084
------------------------------------------------------------------------------
                                                     4,694,198      7,976,788
Cost of shares redeemed                             (1,631,727)   (15,340,540)
------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                        3,062,471     (7,363,752)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                4,798,250     (7,088,242)
NET ASSETS:
Beginning of period                                 35,504,379     42,592,621
------------------------------------------------------------------------------
End of period                                      $40,302,629   $ 35,504,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                        For the       For the     For the
                                      Period Ended   Year Ended Period Ended
                                      December 31,   March 31,   March 31,
                                        1997(4)         1997      1996(1)
                                      ------------   ---------- ------------
Net asset value--beginning of period    $ 12.26       $ 12.19     $ 12.00
-----------------------------------------------------------------------------
Income from investment operations
 Net investment income                     0.43          0.59        0.58
 Net realized and unrealized gain on
  investment transactions                  0.65          0.09        0.20
-----------------------------------------------------------------------------
Total income from investment
 operations                                1.08          0.68        0.78
-----------------------------------------------------------------------------
Dividends and distributions to
 shareholders
 Dividends from net investment income     (0.43)        (0.59)      (0.58)
 Distributions from net realized gain
  from investment transactions            (0.07)        (0.02)      (0.01)
-----------------------------------------------------------------------------
Total dividends and distributions         (0.50)        (0.61)      (0.59)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value--end of period          $ 12.84       $ 12.26     $ 12.19
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return                               8.93%(2)      5.69%       6.60%(2)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)       $40,303       $35,504     $42,593
-----------------------------------------------------------------------------
Ratio of net expenses to average net
 assets                                    0.94%(3)      0.88%       0.83%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        4.54%(3)      4.83%       4.83%(3)
-----------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                1.12%(3)      1.17%       1.16%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                   4.36%(3)      4.54%       4.51%(3)
-----------------------------------------------------------------------------
Portfolio turnover rate(5)                12.97%        14.52%      93.90%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the pe-riod and dividing it by the monthly average of the market value of such se-curities during the period.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value (cost-$60,901,100)                          $74,785,334
Repurchase Agreements (cost-$10,144,000)                           10,144,000
Interest receivable                                                   128,287
Receivable for investments sold                                       377,184
Organizational costs, net of accumulated amortization                  18,198
Prepaid expenses                                                        5,827
------------------------------------------------------------------------------
Total Assets                                                       85,458,830
------------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                    40,243
Payables:
 Investment advisory fees                                              70,267
 Administration fees                                                    1,712
 Shareholder servicing fees                                             4,755
 Legal and audit fees                                                  36,814
 Custodian and accounting fees                                          3,348
 Printing costs                                                        21,218
 Other                                                                  2,170
------------------------------------------------------------------------------
Total Liabilities                                                     180,527
------------------------------------------------------------------------------
NET ASSETS:                                                       $85,278,303
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $70,145,988
Undistributed (distributions in excess of) net investment income       (1,568)
Accumulated net realized gain (loss) on investment transactions     1,249,649
Net unrealized appreciation (depreciation) of investments          13,884,234
------------------------------------------------------------------------------
NET ASSETS                                                        $85,278,303
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           4,887,537
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $17.45
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS
December 31, 1997

                                                                Market
 Shares                                                          Value
 ------                                                         ------

         COMMON STOCKS 87.7%
-------------------------------------------------------------------------
         BASIC INDUSTRY 8.8%
-------------------------------------------------------------------------
  20,000 Aluminum Company of America                          $ 1,407,500
  50,000 International Paper                                    2,156,250
  38,000 PPG Industries, Inc.                                   2,170,750
  70,000 Synthetic Industries, Inc.*                            1,732,500
                                                              -----------
                                                                7,467,000
                                                              -----------
         CONSUMER CYCLICALS 6.1%
-------------------------------------------------------------------------
  60,500 BJ's Wholesale Club, Inc.*                             1,898,188
  30,000 J.C. Penney Co., Inc.                                  1,809,375
  78,000 Quaker Fabric Corp.*                                   1,530,750
                                                              -----------
                                                                5,238,313
                                                              -----------
         CONSUMER STAPLES 4.3%
-------------------------------------------------------------------------
  80,000 Phillip Morris Companies, Inc.                         3,625,000
                                                              -----------
         ENERGY 6.1%
-------------------------------------------------------------------------
  50,000 American Oilfield Divers Inc.*                           637,500
  88,000 Domain Energy Corp.*                                   1,386,000
  75,000 Repsol S.A.--Sponsored American Depository Receipt     3,192,188
                                                              -----------
                                                                5,215,688
                                                              -----------
         FINANCE 14.0%
-------------------------------------------------------------------------
  30,000 Chase Manhattan Corp.                                  3,285,000
  15,000 Cigna Corp.                                            2,595,938
 108,000 IMC Mortgage Co.*                                      1,282,500
  88,000 ReliaStar Financial                                    3,624,499
  42,500 Selective Insurance Group                              1,147,500
                                                              -----------
                                                               11,935,437
                                                              -----------
         HEALTH CARE 6.0%
-------------------------------------------------------------------------
 100,000 Maxxim Medical, Inc.*                                  2,175,000
 100,000 Sun Healthcare Group Inc.*                             1,937,500
  23,800 Wellpoint Health Networks*                             1,005,550
                                                              -----------
                                                                5,118,050
                                                              -----------
         MANUFACTURING 9.2%
-------------------------------------------------------------------------
  65,000 Dana Corp.                                             3,087,500
 109,750 Mark IV Industries, Inc.                               2,400,781
 130,000 Mascotech, Inc.                                        2,388,750
                                                              -----------
                                                                7,877,031
                                                              -----------

SEFTON EQUITY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

                                                                Market
   Shares                                                        Value
   ------                                                       ------

             SERVICES 9.6%
-------------------------------------------------------------------------
      32,000 AMR Corp.*                                       $ 4,112,000
      50,000 CSX Corp.                                          2,700,000
      65,350 World Fuel Services Corp.                          1,376,261
                                                              -----------
                                                                8,188,261
                                                              -----------
             TECHNOLOGY 6.6%
-------------------------------------------------------------------------
      30,000 International Business Machines Corp.              3,136,875
      62,100 Tektronix, Inc.                                    2,464,594
                                                              -----------
                                                                5,601,469
                                                              -----------
             UTILITIES/REITS 17.0%
-------------------------------------------------------------------------
      54,200 Bedford Property Investors                         1,185,625
      50,000 EastGroup Property Investors                       1,081,250
     100,200 Equity Inns                                        1,477,950
     122,000 FirstEnergy*                                       3,537,999
      77,000 General Public Utility Inc.                        3,243,624
      55,000 Price REIT                                         2,251,563
      45,000 TriNet Corporate Realty Trust, Inc.                1,740,938
                                                              -----------
                                                               14,518,949
                                                              -----------
 TOTAL COMMON STOCKS
  (Cost $60,900,964)                                           74,785,198
                                                              -----------
             REPURCHASE AGREEMENT 11.9%
-------------------------------------------------------------------------
 $10,144,000 Union Bank of California Repurchase Agreement,
             5.25%, dated 12/31/97 and maturing 1/2/98 with
             a maturity value of $10,146,959, collateralized
             by $10,549,634, Federal Home Loan Mortgage
             Corp., 6.91%, due 4/13/98 with a value of
             $10,737,110                                       10,144,000
                                                              -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $10,144,000)                                           10,144,000
                                                              -----------
             CASH SWEEP ACCOUNT 0.0%
-------------------------------------------------------------------------
         136 Union Bank of California                                 136
                                                              -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $136)                                                         136
                                                              -----------
 TOTAL INVESTMENTS
  (Cost $71,045,100) (a)                               99.6%  $84,929,334
 OTHER ASSETS IN EXCESS OF LIABILITIES                  0.4%      348,969
-------------------------------------------------------------------------
 TOTAL NET ASSETS                                     100.0%  $85,278,303
-------------------------------------------------------------------------
-------------------------------------------------------------------------

(a)Cost for federal income tax and financial reporting is substantially the same.

*Denotes non-income producing security.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF OPERATIONS
For the period ended December 31, 1997(1)

INVESTMENT INCOME:
Dividend income                                                  $ 1,518,857
-----------------------------------------------------------------------------
Total Investment Income                                            1,518,857
-----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             624,902
Administration fees                                                  104,421
Shareholder servicing fees                                            11,311
Fund accounting fees                                                  23,081
Legal fees                                                            22,225
Audit fees                                                            23,405
Custodian fees                                                         9,464
Amortization of organization costs                                     6,047
Transfer agency fees                                                  19,911
Printing costs                                                        18,462
Insurance costs                                                        9,511
Registration and filing fees                                          11,187
Trustees' fees and expenses                                            8,185
Other                                                                  1,183
-----------------------------------------------------------------------------
Total expenses                                                       893,295
-----------------------------------------------------------------------------
Expenses waived by:
 Administrator                                                       (10,686)
-----------------------------------------------------------------------------
Net Expenses                                                         882,609
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                636,248
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                8,517,641
Net change in unrealized appreciation (depreciation)               7,434,532
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            15,952,173
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $16,588,421
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See notes to financial statements.

SEFTON EQUITY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the       For the
                                                     Period Ended  Year Ended
                                                     December 31,   March 31,
                                                       1997(1)        1997
                                                     ------------  -----------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                         $    636,248  $   549,337
Net realized gain (loss) on investment transactions     8,517,641    6,634,179
Net change in unrealized appreciation
 (depreciation)                                         7,434,532    1,277,884
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       16,588,421    8,461,400
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                  (637,096)    (544,866)
Distributions to shareholders in excess of net
 investment income                                              -      (13,818)
Distributions to shareholders from net realized
 gain from investment transactions                    (10,154,021)  (4,451,927)
-------------------------------------------------------------------------------
Change in net assets from investment activities         5,797,304    3,450,789
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                            9,338,186   45,875,135
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions      10,678,131    2,995,495
-------------------------------------------------------------------------------
                                                       20,016,317   48,870,630
Cost of shares redeemed                               (26,850,987)  (2,331,718)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                          (6,834,670)  46,538,912
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (1,037,366)  49,989,701
NET ASSETS:
Beginning of period                                    86,315,669   36,325,968
-------------------------------------------------------------------------------
End of period                                        $ 85,278,303  $86,315,669
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                        For the       For the     For the
                                      Period Ended   Year Ended Period Ended
                                      December 31,   March 31,   March 31,
                                        1997(4)         1997      1996(1)
                                      ------------   ---------- ------------
Net asset value--beginning of period    $ 16.42       $ 14.92     $ 12.00
-----------------------------------------------------------------------------
Income from investment operations
 Net investment income                     0.14          0.17        0.21
 Net realized and unrealized gain on
  investment transactions                  3.45          3.14        2.92
-----------------------------------------------------------------------------
Total income from investment
 operations                                3.59          3.31        3.13
-----------------------------------------------------------------------------
Dividends and distributions to
 shareholders
 Dividends from net investment income     (0.14)        (0.17)      (0.21)
 Distributions from net realized gain
  from investment transactions            (2.42)        (1.64)          -
-----------------------------------------------------------------------------
Total dividends and distributions         (2.56)        (1.81)      (0.21)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value--end of period          $ 17.45       $ 16.42     $ 14.92
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return                              22.13%(2)     23.15%      26.31%(2)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)       $85,278       $86,316     $36,326
-----------------------------------------------------------------------------
Ratio of net expenses to average net
 assets                                    1.41%(3)      1.52%       1.55%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        1.02%(3)      1.13%       1.68%(3)
-----------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                1.43%(3)      1.56%       1.66%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                   1.00%(3)      1.09%       1.57%(3)
-----------------------------------------------------------------------------
Average Commission Rate                 $0.0600       $0.0520           -
-----------------------------------------------------------------------------
Portfolio turnover rate(5)                42.10%        77.65%      62.76%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value (cost-$25,857,756)                         $27,742,740
Repurchase Agreements (cost-$1,562,000)                            1,562,000
Interest receivable                                                   54,335
Receivable for investments sold                                      364,786
Organizational costs, net of accumulated amortization                 20,853
Prepaid expenses                                                       1,211
-----------------------------------------------------------------------------
Total Assets                                                      29,745,925
-----------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                    9,785
Payables:
 Investment advisory fees                                             26,107
 Administration fees                                                     598
 Transfer agent fees                                                     216
 Legal and audit fees                                                 19,875
 Custodian and accounting fees                                           650
 Printing costs                                                        7,620
 Other                                                                   738
-----------------------------------------------------------------------------
Total Liabilities                                                     65,589
-----------------------------------------------------------------------------
NET ASSETS:                                                      $29,680,336
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                  $28,177,388
Undistributed net investment income                                    1,249
Accumulated net realized gain (loss) on investment transactions     (383,285)
Net unrealized appreciation (depreciation) of investments          1,884,984
-----------------------------------------------------------------------------
NET ASSETS                                                       $29,680,336
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                          2,330,309
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share             $12.74
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS
December 31, 1997

                                                    Market
  Shares                                             Value
  ------                                          -----------
           COMMON STOCKS 93.4%
-------------------------------------------------------------
           BASIC INDUSTRY 7.3%
-------------------------------------------------------------
    93,400 Dravo Corp.*                           $ 1,027,400
    62,500 JLM Industries, Inc.*                      640,625
    20,000 Synthetic Industries, Inc.*                495,000
                                                  -----------
                                                    2,163,025
                                                  -----------
           CONSUMER CYCLICALS 9.1%
-------------------------------------------------------------
    50,000 Quaker Fabric Corp.*                       981,250
    50,000 SYMS Corp.*                                593,750
    72,000 Tarrant Apparel Group*                   1,125,000
                                                  -----------
                                                    2,700,000
                                                  -----------
           CONSUMER STAPLES 3.2%
-------------------------------------------------------------
    32,000 Great Atlantic & Pacific Tea Company       950,000
                                                  -----------
           ENERGY 7.6%
-------------------------------------------------------------
    37,000 American Oilfield Divers Inc.*             471,750
    37,000 Domain Energy Corp.*                       582,750
    41,700 Midcoast Energy Resources                  899,156
    18,100 Plains Resources, Inc.*                    311,094
                                                  -----------
                                                    2,264,750
                                                  -----------
           FINANCE 10.5%
-------------------------------------------------------------
    66,200 Gryphon Holdings, Inc.*                  1,108,850
    88,000 IMC Mortgage Co.*                        1,045,000
    36,000 Selective Insurance Group                  972,000
                                                  -----------
                                                    3,125,850
                                                  -----------
           HEALTH CARE 6.5%
-------------------------------------------------------------
    44,500 Maxxim Medical, Inc.*                      967,875
    50,000 Sun Healthcare Group Inc.*                 968,750
                                                  -----------
                                                    1,936,625
                                                  -----------
           MANUFACTURING 12.4%
-------------------------------------------------------------
    19,000 DT Industries, Inc.                        646,000
    70,000 Mascotech, Inc.                          1,286,250
    37,400 Standard Products Co.                      958,375
    27,600 Watts Industries, Inc. Class A             781,425
                                                  -----------
                                                    3,672,050
                                                  -----------

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)
December 31, 1997

                                                                      Market
   Shares                                                              Value
   ------                                                           -----------
            SERVICES 16.7%
-------------------------------------------------------------------------------
     41,500 Cameron Ashley Building Products*                       $   695,125
     29,300 Carmike Cinemas, Inc., Class A*                             840,544
     45,000 Garden Fresh Restaurant Corp.*                              646,875
     44,000 Harveys Casinos Resorts                                     913,000
     50,000 Motor Cargo Industries, Inc.*                               600,000
     59,500 World Fuel Services Corp.                                 1,253,209
                                                                    -----------
                                                                      4,948,753
                                                                    -----------
            UTILITIES/REITS 20.1%
-------------------------------------------------------------------------------
     32,100 Bedford Property Investors                                  702,188
     54,000 EastGroup Property Investors                              1,167,749
     75,000 Equity Inns                                               1,106,250
     28,000 Price REIT                                                1,146,250
     35,000 RFS Hotel Investors, Inc.                                   697,813
     30,000 TriNet Corporate Realty Trust                             1,160,625
                                                                    -----------
                                                                      5,980,875
                                                                    -----------
 TOTAL COMMON STOCKS
  (Cost $25,856,944)                                                 27,741,928
                                                                    -----------
            REPURCHASE AGREEMENT 5.3%
-------------------------------------------------------------------------------
 $1,562,000 Union Bank of California Repurchase Agreement, 5.25%,
            dated 12/31/97 and maturing 1/2/98 with a maturity
            value of $1,562,456, collateralized by $1,624,461,
            Federal Home Loan Mortgage Corp., 6.91%, due 4/13/98
            with a value of $1,653,329                                1,562,000
                                                                    -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $1,562,000)                                                   1,562,000
                                                                    -----------
            CASH SWEEP ACCOUNT 0.0%
-------------------------------------------------------------------------------
        812 Union Bank of California                                        812
                                                                    -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $812)                                                               812
                                                                    -----------
 TOTAL INVESTMENTS
  (Cost $27,419,756)(a)                                      98.7%   29,304,740
 OTHER ASSETS IN EXCESS OF LIABILITIES                        1.3%      375,596
-------------------------------------------------------------------------------
 TOTAL NET ASSETS                                           100.0%  $29,680,336
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(a) Cost for federal income tax and financial reporting is substantially the same.

* Denotes non-income producing security.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF OPERATIONS
For the period ended December 31, 1997(1)

INVESTMENT INCOME:
Dividend income                                                  $  392,345
----------------------------------------------------------------------------
Total Investment Income                                             392,345
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            177,923
Administration fees                                                  21,351
Shareholder servicing fee                                               159
Fund accounting fees                                                 16,027
Legal fees                                                            6,235
Audit fees                                                           19,265
Custodian fees                                                        1,489
Amortization of organization costs                                      929
Transfer agency fees                                                  2,580
Printing costs                                                        8,818
Registration and filing fees                                          2,407
Trustees' fees and expenses                                           1,677
Other                                                                   129
----------------------------------------------------------------------------
Total expenses                                                      258,989
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (31,826)
----------------------------------------------------------------------------
Net Expenses                                                        227,163
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                               165,182
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                (383,285)
Net change in unrealized appreciation (depreciation)              1,884,984
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            1,501,699
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,666,881
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    For the
                                                                 Period Ended
                                                                 December  31,
                                                                    1997(1)
                                                                 -------------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                                      $   165,182
Net realized gain (loss) on investment transactions                  (383,285)
Net change in unrealized appreciation (depreciation)                1,884,984
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     1,666,881
------------------------------------------------------------------------------
Dividends to shareholders from net investment income                 (168,067)
------------------------------------------------------------------------------
Change in net assets derived from investment activities             1,498,814
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                                       29,849,507
Net asset value of shares issued to shareholders from
 reinvestment of dividends and distributions                          166,722
------------------------------------------------------------------------------
                                                                   30,016,229
Cost of shares redeemed                                            (1,834,707)
------------------------------------------------------------------------------
Change in net assets from beneficial interest transactions         28,181,522
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                              29,680,336
NET ASSETS:
Beginning of period                                                         -
------------------------------------------------------------------------------
End of period                                                     $29,680,336
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                    For the
                                                                  Period Ended
                                                                  December 31,
                                                                    1997(1)
                                                                  ------------
Net asset value--beginning of period                                $ 12.00
-------------------------------------------------------------------------------
Income from investment operations
Net investment income                                                  0.07
Net realized and unrealized gain on investment transactions            0.74
-------------------------------------------------------------------------------
Total income from investment operations                                0.81
-------------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income                                  (0.07)
-------------------------------------------------------------------------------
Total dividends and distributions                                     (0.07)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net asset value--end of period                                      $ 12.74
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total return                                                           6.76%(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                                   $29,680
-------------------------------------------------------------------------------
Ratio of net expenses to average net assets                            1.59%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.15%(3)
-------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers            1.81%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to average net assets without fee
 waivers                                                               0.93%(3)
-------------------------------------------------------------------------------
Average Commission Rate                                             $0.0596
-------------------------------------------------------------------------------
Portfolio turnover rate(4)                                            14.81%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through December 31, 1997.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

  Sefton Funds Trust, a Delaware business trust was organized on January 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers four series of shares--Sefton U.S. Government Fund, Sefton Cali-fornia Tax-Free Fund, Sefton Equity Value Fund, and Sefton Small Company Value Fund (the "Funds"). The Funds commenced investment operations on April 3, 1995 except the Sefton Small Company Value Fund, which commenced investment opera-tions on June 30, 1997. The assets for each series are segregated and ac-counted for separately.

  The U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capi-tal. The Fund pursues its objective by investing, under normal conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with preservation of capital. The Fund pursues this objective by investing primarily in California municipal obligations such that the portfo-lio's weighted average stated maturity will be 10 or more years. The Equity Value Fund's investment objective is to provide investors with long-term capi-tal appreciation. The Fund pursues its investment objective by investing pri-marily in common stock of both domestic and foreign companies and it also may invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million at the time of purchase. The Small Com-pany Value Fund's investment objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a portfolio of equity securities of both foreign and domestic small capitalization companies, defined as companies having stock market capi-talization of $1 billion or less at the time of initial purchase.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. These poli-cies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted ac-counting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contin-gent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

  A. INVESTMENT VALUATION: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, the closing bid prices are used. Bonds and other fixed-income securities are valued by using market quotations and may be val-ued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities having a remain-ing maturity of 60 days or less are valued at amortized cost, which approxi-mates market value.

  B. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by securities issued by the U.S. government or its agencies. All collateral is held by the Trust's custodian and is monitored daily to ensure that the col-lateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral may be sub-ject to legal proceedings. Each Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness in accordance with guidelines adopted by the Board of Trustees.

  C. FEDERAL INCOME TAXES: The Funds have made no provision for federal income tax for the period ended December 31, 1997. The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment compa-nies.

  As of December 31, 1997, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                           AMOUNT  EXPIRES
                          -------- --------
U.S. Government Fund      $ 35,086 12/31/04
U.S. Government Fund        45,789 12/31/05
Small Company Value Fund   277,096 12/31/05

  The carry forward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

  Additionally, net capital losses of $106,190 attributable to security trans-actions of the Sefton Small Company Value Fund occurring after October 31, 1997, were treated as arising on January 1, 1998, the first day of the Fund's next taxable year.

  D. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses from security transactions are recorded on the identified cost basis.

  E. ORGANIZATIONAL COSTS: Each of the Funds, except Sefton Small Company Value Fund, deferred certain organizational costs of $38,529 at inception. Sefton Small Company Value Fund deferred certain organizational costs of $21,782. Such costs are being amortized over a 60 month period from the commencement of in-vestment operations of each respective fund.

  F. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of dis-count, is accrued and recorded daily.

  G. DIVIDENDS, DISTRIBUTIONS AND EXPENSES: The Sefton Equity Value Fund and the Sefton Small Company Value Fund will distribute net investment income quar-terly. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund will declare and pay dividends from net investment income daily and monthly, respectively. Distributions of net realized gains, if any, are declared at least once a year. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated based on average net assets.

  H. CAPITAL ACCOUNTS: The Funds follow the provisions of the American Insti-tute of Certified Public Accountant's Statement of Position 93-2 "Determina-tion, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The pur-pose of this SOP is to report undistributed net investment income and accumu-lated net realized gain or loss in such a manner as to approximate amounts available for future distributions to shareholders, if any.

  Net investment income distributions and capital gains distributions are de-termined in accordance with income tax regulations which may differ from gener-ally accepted account-ing principles. These differences are due to differing treatments for items such as deferral of wash sale losses, net operating losses and capital loss carry forwards. Permanent items identified in the period from April 1 through December 31, 1997, have been reclassified among the components of net assets as follows:

                          UNDISTRIBUTED   UNDISTRIBUTED
                          NET INVESTMENT   NET REALIZED   PAID-IN
                              INCOME     GAINS AND LOSSES CAPITAL
                          -------------- ---------------- -------
U.S. Government Fund          $3,793         $(3,793)     $    -
California Tax Free Fund           -               -           -
Equity Value Fund                301            (301)          -
Small Company Value Fund       4,134               -      (4,134)

  I. CONCENTRATION OF CREDIT RISK: The Sefton California Tax-Free Fund invests primarily in securities issued by the State of California (the "State") and its various political subdivisions. The performance of Sefton California Tax-Free Fund is closely tied to economic conditions within the State and the fi-nancial condition of the State and its agencies and municipalities.

NOTE 2 - SHARES OF BENEFICIAL INTEREST

  On December 31, 1997 there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                     SEFTON U.S. GOVERNMENT FUND
                         ----------------------------------------------------
                         FOR THE PERIOD FROM APRIL 1, 1997 FOR THE YEAR ENDED
                             THROUGH DECEMBER 31, 1997       MARCH 31, 1997
                         --------------------------------- ------------------
SHARES SOLD                           394,674                   1,343,180
SHARES REINVESTED                      69,048                      26,400
                                     --------                  ----------
TOTAL                                 463,722                   1,369,580
SHARES REDEEMED                      (171,902)                   (412,823)
                                     --------                  ----------
NET INCREASE (DECREASE)               291,820                     956,757
                                     ========                  ==========
                                   SEFTON CALIFORNIA TAX-FREE FUND
                         ----------------------------------------------------
                         FOR THE PERIOD FROM APRIL 1, 1997 FOR THE YEAR ENDED
                             THROUGH DECEMBER 31, 1997       MARCH 31, 1997
                         --------------------------------- ------------------
SHARES SOLD                           269,302                     624,399
SHARES REINVESTED                     104,074                      21,827
                                     --------                  ----------
TOTAL                                 373,376                     646,226
SHARES REDEEMED                      (130,527)                 (1,242,645)
                                     --------                  ----------
NET INCREASE (DECREASE)               242,849                    (596,419)
                                     ========                  ==========

                                       SEFTON EQUITY VALUE FUND
                         ----------------------------------------------------
                         FOR THE PERIOD FROM APRIL 1, 1997 FOR THE YEAR ENDED
                             THROUGH DECEMBER 31, 1997       MARCH 31, 1997
                         --------------------------------- ------------------
SHARES SOLD                            507,143                 2,774,203
SHARES REINVESTED                      617,097                   195,029
                                    ----------                 ---------
TOTAL                                1,124,240                 2,969,232
SHARES REDEEMED                     (1,493,947)                 (146,071)
                                    ----------                 ---------
NET INCREASE (DECREASE)               (369,707)                2,823,161
                                    ==========                 =========

                         SEFTON SMALL COMPANY VALUE FUND
                         -------------------------------
                              FOR THE PERIOD ENDED
                              DECEMBER 31, 1997(1)
                         -------------------------------
SHARES SOLD                         2,464,003
SHARES REINVESTED                      12,780
                                    ---------
TOTAL                               2,476,783
SHARES REDEEMED                      (146,474)
                                    ---------
NET INCREASE (DECREASE)             2,330,309
                                    =========

(1) Fund commenced investment operations June 30, 1997.

NOTE 3 - INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

  Each Fund has entered into an Investment Advisory Agreement with Sefton Cap-ital Management, Inc. ("Investment Adviser"). Pursuant to its advisory agree-ment with the Funds, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly at an annual rate of 0.60%, 0.60%, 1.00%, and 1.25% of the daily average net assets for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund, Sefton Equity Value Fund and Sefton Small Company Value, respectively. Sefton Capital Management, Inc. voluntarily waived a portion of its advisory fee for the period from April 1, 1997 through December 31, 1997 for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund, and Sefton Small Company Value Fund.

  Mr. Harley K. Sefton, President and CEO of the Investment Adviser, is re-sponsible for the day to day management of the Funds. As of December 31, 1997, affiliates of the Funds own 95%, 94%, 92%, and 93% of the Sefton U.S. Govern-ment, Sefton California Tax-Free, Sefton Equity Value, and Sefton Small Com-pany Value Funds' shares outstanding, respectively.

  On January 1, 1997, each of the Funds entered into an Administrative Serv-ices Contract with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"). BISYS is entitled to receive a fee from the Funds for its services computed daily and payable monthly, at an annual rate of 0.15% of each Fund's average daily net assets. BISYS voluntarily waived a portion of the administration fees for the period from April 1, 1997 through December 31, 1997 for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund and Sefton Equity Value Fund. BISYS assisted in each of the Fund's administration and opera-tions, including providing office space and various legal and accounting serv-ices in connection with the regulatory requirements applicable to each Fund.

  BISYS Fund Services, Inc., an affiliate of BISYS serves as fund accountant and transfer agent to the Funds. For the period from April 1, 1997 through De-cember 31, 1997 BISYS Fund Services Inc., received $23,590, $28,313, $23,081 and $16,027 for it's services as fund accountant from the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund, re-spectively. For it's services as transfer agent BISYS Fund Services, Inc., re-ceived $5,384, $12,674, $19,911 and $2,580 from the U.S. Government Fund, Cali-fornia Tax-Free Fund, Equity Value Fund and Small Company Value Fund, respec-tively.

  Certain Trustees and officers of the Funds are also members and/or officers of Sefton Capital Management or BISYS. All affiliated and access persons, as defined in the 1940 Act, follow guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

  Trustees and officers of the Funds who are affiliated persons receive no com-pensation from the Funds. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimburse-ment of expenses of $3,864, $5,664, $8,185 and $1,677 from the Sefton U.S. Gov-ernment Fund, Sefton California Tax Free Fund, Sefton Equity Value Fund and Sefton Small Company Value Fund, respectively, for the period from April 1, 1997 through December 31, 1997.

NOTE 4 - UNREALIZED GAINS AND LOSSES ON INVESTMENTS

  As of December 31, 1997: (on a tax basis)

                                SEFTON      SEFTON      SEFTON        SEFTON
                                 U.S.     CALIFORNIA    EQUITY     SMALL COMPANY
                              GOVERNMENT   TAX-FREE      VALUE         VALUE
                                 FUND        FUND        FUND          FUND
                              ----------  ----------  -----------  -------------
Gross Appreciation
 (excess of value over cost)  $1,452,083  $2,516,390  $14,299,117   $2,598,037
Gross Depreciation
 (excess of cost over value)          (0)         (0)    (414,883)    (713,053)
                              ----------  ----------  -----------   ----------
Net Unrealized
 Appreciation/(Depreciation)  $1,452,083  $2,516,390  $13,884,234   $1,884,984
                              ==========  ==========  ===========   ==========

NOTE 5 - PURCHASES AND SALES OF SECURITIES

  Purchases and sales of securities (excluding short-term securities) for the period from April 1, 1997 through December 31, 1997 are as follows:

                           PURCHASES     SALES
                          ----------- -----------
U.S. Government Fund      $ 7,426,800 $ 1,677,254
California Tax-Free Fund  $ 8,101,163 $ 4,700,000
Equity Value Fund         $31,940,330 $47,237,243
Small Company Value Fund  $29,742,026 $ 3,274,505

NOTE 6 - FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  The following table presents capital gain dividend distributions from long-term capital gains for the following Funds for the period from April 1, through December 31, 1997:

                            AMOUNT
                          ----------
California Tax-Free Fund  $  208,193
Equity Value Fund          6,072,964

  For the taxable year ended December 31, 1997, the following percentages of the income dividends paid by the following Funds qualify for the dividends re-ceived deduction available to corporations:

Equity Value Fund         20.12%
Small Company Value Fund  96.12%

  The California Tax-Free Fund designates $1,293,057 as an exempt-interest div-idend for the period ended December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
 of Sefton Funds Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of portfolio investments, and the related statements of oper-ations and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of Sefton U.S. Government Fund, Sefton California Tax-Free Fund, Sefton Equity Value Fund, and Sefton Small Company Value Fund (constituting Sefton Funds Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their opera-tions for the period then ended, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with gen-erally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing stan-dards which require that we plan and perform the audit to obtain reasonable as-surance about whether the financial statements are free of material misstate-ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Chicago, Illinois
February 13, 1998

SEFTON FUNDS

TRUSTEES AND OFFICERS

                                             [LOGO OF SEFTON FUNDS APPEARS HERE]


Board of Trustees

Harley K. Sefton++               Chairman of the Board;
                                 President and
                                 Chief Executive Officer,
                                 Sefton Capital Management, Inc.

Grace Evans Cherashore*+         Chief Executive Officer,
                                 Bahia and Catamaran Hotels

Gordon T. Frost, Jr.*+           President/General Manager,
                                 Frost Hardwood Lumber Company

John J. Pileggi*+                Senior Managing Director,
                                 Furman Selz, LLC

                                 *    Member of Audit Committee

                                 +    Member of Nominating Committee

                                 ++ Trustee who is an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940

Officers

Harley K. Sefton                 Chairman of the Board and President

Thomas C. Bowden                 Vice President

Alan A. Lordi                    Vice President

Ted J. Piorkowski                Vice President

Leif O. Sanchez                  Vice President

Lani Capossere                   Vice President and Secretary

Irimga McKay                     Assistant Secretary

Alaina Metz                      Assistant Secretary

Matthew Constancio               Assistant Secretary

Ellen Stoutamire                 Assistant Secretary

Paul T. Kane                     Vice President & Treasurer

Greg Maddox                      Assistant Treasurer

Frank Deutchki                   Assistant Treasurer

The views expressed in this report are those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any time thereafter. The views expressed in this report are intended to assist shareholders of the Sefton Funds in understanding their investment in the Funds and do not constitute investment advice: investors should consult their own investment professionals as to their individual investment programs.

Sefton Capital Management, the investment adviser to the Sefton Funds, is a privately owned registered investment adviser.

This material must be accompanied or preceded by a prospectus. For more complete information about the Sefton Funds, including charges and expenses, obtain a prospectus from BISYS Fund Services, Inc., Member NASD, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call toll free 1-800-524-2276. Read the prospectus carefully before investing or sending money.

SEFTON FUNDS

CORPORATE INFORMATION

                                             [LOGO OF SEFTON FUNDS APPEARS HERE]


Investment Adviser

Sefton Capital Management
2550 Fifth Avenue, Suite 808
San Diego, California 92103

Administrator, Distributor and Transfer Agent

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

Custodian

Union Bank of California
475 Sansome Street
San Francisco, California 94111

Legal Counsel

Baker & McKenzie
805 Third Avenue, 30th Floor
New York, New York 10022

Independent Accountants

Price Waterhouse LLP
200 E. Randolph Drive
Chicago, IL 60601



For More Information Call
Sefton Funds 1-800-524-2276

These funds are not insured by
Sefton Capital Management,
the FDIC or any other insurer.